Technology Transfer Agreement

                   [English translation of Mandarin original.]

Project Name: AF-01 Anti-viral Aerosol (Veterinary)

Transferee: Kiwa Bio-Tech Products Group Corporation (Party A)

Transferor: Jinan Kelongboao Bio-Tech Co., Ltd. (Party B)

Place of contract signing: BEIJING CHINA

Date of contract signing:         , 2006

Effective Term: From May 6, 2006 To May 6, 2008

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                                                    Technology Transfer Contract
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       In  accordance  with the Contract Law of the People's  Republic of China, this Technology Transfer Agreement (the Agreement) is made and entered into, on the technology transfer and relating technical service for the AF-01 Anti-viral Aerosol (Veterinary) (temporary name, same as hereafter) Project, by and between the parties hereto as follows:

I. Subject of transfer

      1-1 Party B agrees to transfer the veterinary AF-01technological achievement under the Appraisal Certificate No. Guo Wei Ke Cheng Jian Zi [2004] A0101 (Attachment A) to Party A and Party A agrees to accept such technological achievement. The veterinary AF-01technological achievement is a Virus Blocker with broad-spectrum antivirus function independently developed by Party B who owns the intellectual property rights on this product with bio-active glycopeptides produced by actinomycetes as the element.

      1-2 Both parties fully understand that the technological achievement appraisal for veterinary AF-01 and the technology transfer as provided herein are limited to the production and sales of AF-01 anti-viral Aerosol veterinary medicine agent only, not concerned with the providing of bacterium seeds for production of AF-01 Virus Blocker, the raw material medicine production and the application of AF-01 Virus Blocker as a new human medicine; meanwhile the veterinary product development, application for registration, production and sales of Party A shall not be limited by the agent type, indications and scope of application and territory, and shall be determined at its own discretion by Party A.

II. Technology and service contents and the requirements:

      2-1. Technology content:

      The technology related to produce the veterinary AF-01 Anti-viral Aerosol agent, and the right to produce the new medicine.

      2-2. Technical service and the requirements:

      2-2-1 AF-01 Anti-viral Aerosol veterinary medicine agent production, quality inspection and storage technology, including the technical parameters of above technology, product quality standard (draft) technical index and technical training;

      2-2-2 As for the exclusive manufacturer for AF-01 Anti-viral Aerosol veterinary medicine agent, Party B shall guarantee that such technology has reached the degree for large scale industrialized production, and shall guarantee the advancement and maturity of the manufacturing processes, and the stability of such product can meet the requirements of the quality standards. Party B shall be responsible for giving guidance to Party A or the designated factories for producing the acceptable products.

      2-2-3 Party B shall be responsible for providing the raw material medicine for such product, the certificate for legality of the source of raw material medicine and the quality standards.


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                                                    Technology Transfer Contract
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      2-2-4 Party A shall be allowed,  in the name of Party A or its subsidiary, to independently apply for the certificate for new veterinary medicine with the competent authority of Chinese government. The indications and scope of application shall be determined at its own discretion by Party A based on the medicine effect characteristics. Therefore, Party B shall provide acceptable samples and relating technical documents, and assist Party A in applying for the production license, the legal inspection and verification.

III. Target technical index and parameters

      The technical index and parameters shall conform to the current measures for veterinary medicine registration and the relating regulations, and corresponding documents shall be prepared and submitted in hard copy and in electronic copy.

IV. Scope of technical secret and term of confidentiality for this project:

      The scope of production technology secret of this project shall be within Party A and Party B (including the technology-related entities and state authority for approval). Both parties shall keep confidential the technical information of this project. In the event that without Party A's consent Party B discloses the technical information, Party B shall indemnify Party A at 50-100% of the total contract value. Both parties shall keep confidential the technology and the confidentiality period shall be seven years.

      Scope of using the technical secret(pound)(0)

      The technical secret can be used within Party A, its wholly-funded or partially funded companies.

V. The Technology Transfer Contract and Acceptance criteria and methods:

      Acceptance criteria:

      The  acceptance  criteria for this project shall be the contents of Clause
1.2 hereof.

      Methods and schedule

      5-1. Within 30 days after Party A pays the first installment to Party B, Party B shall complete the delivery of related technical documents.

      5-2. After the contract be signed between Party A and Party B, Party B shall provide the sample (=5000 milliliter) for new veterinary medicine application to Party A in accordance with the requests of Party A, the original sample liquid shall be not less than 200,000 zymolysis units/milliliter.

      5-3. Within ten days after the Contract becomes effective, Party B shall deliver to Party A the documents related to agent production technology, quality control technology and product storage technology. Meanwhile Party B should assist Party A in making preparations for the application documents and sample validation.

      5-4. Within 90 days after this Contract becomes effective, Party A shall make available the inspection equipment and the inspection personnel, and timely notify Party B to start the training on relating personnel. Upon ending of the training, the parties shall sign the memo for completing the training.


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                                                    Technology Transfer Contract
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      5-5. After the  conditions of Party A are complete,  Party A give a timely notice to Party B for trial operation. Within ten working days after Party B receives the notice from Party A, Party B shall send technicians to the facility designated by Party A and complete the trial production together with the relating personnel of Party A. Party B shall be responsible for giving on-site guidance to Party A for production of 3 batches of acceptable agent products and complete the handover of all the manufacturing processes. Successful trail production shall be deemed as Party A has accepted the manufacturing processes and production technology transferred by Party B. Both parties shall sign the acceptance document.

      5-6. Within 60 days after the production approval for new medicine is acquired, Party A shall start the agent production.

VI. Transfer fee and way of payment or account settlement

      6-1 Total transfer fee (say): Renminbi ten million Yuan, of which six million shall be paid in cash and four million shall be paid by Party A with its stocks.

      6-2 Way of payment:

      The above transfer fee shall be paid by installment as follows:

      6-2-1. Within 15 days after the Contract is signed, pay Renminbi three million Yuan;

      6-2-2. Before technical training, pay Renminbi one million Yuan;

      6-2-3. Within ten working days after the application for new medicine is accepted by the Ministry of Agriculture, pay to Party B Renminbi one million Yuan;

      6-2-4. Within ten working days after the certificate for new medicine is acquired from the Ministry of Agriculture, pay to Party B Renminbi one million Yuan;

      6-2-5. Party A shall, within 90 days after the production approval is acquired and the trial operation is ended, complete all the formalities for transferring or issuing Renminbi four million Yuan stock to Party B. Party A's stock price shall be calculated at average market price of stock of the five days before the date of payment, and the conversion rate between Renminbi and American dollar shall be the exchange rate of the date on which the stock transfer formality is settled.

VII. General terms and conditions:

      In event of breach of contract, the defaulting party shall bear the responsibilities and liabilities fro breach of contract in accordance with the Contract Law of the People's Republic of China.

7-1 It is agreed:

      7-1-1. In the event that for the reason of Party B's technology, the production approval of this product cannot be acquired, then Party B shall refund to Party A all the technological transfer fee already paid;

      7-1-2. In the event that for Party A's reason Party A fails to perform this Contract or terminate this Contract in advance, Party B shall have the right to transfer this project to any other party and not to refund the transfer fee paid by Party A;


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      7-1-3. In the  event  that  Party B fails  to  perform  this  Contract  or terminate this Contract in advance, all the technical documents for the veterinary AF-01 Anti-viral Aerosol Party A has acquired and the production approval which may be acquired in future shall solely belong to Party A, and Party A shall have the right to dispose them at its own discretion;

      7-1-4. Party A shall be the exclusive transferee in Chinese territory for the such agent of Party B. In the event that for Party B's reason Party B discloses the technical secret, Party B shall be responsible for all losses so suffered by Party A;

      7-1-5. All the property rights on the subject matter of this project, the relating documents and technology, and the certificate for new medicine to be acquired in future shall be solely belong to Party A.

7-2. Special terms and conditions:

      7-2-1. Party B shall exclusively supply the raw material medicine for AF-01 Anti-viral Aerosol to Party A for a long time. The raw material medicine shall reach the index of 200,000 zymolysis units/milliliter. After this Contract is signed, both parties shall sign the long-term supply contract in a timely manner.

      7-2-2. After the raw material medicine purchased by Party A from Party B reaches one ton per month for six consecutive months, Party B shall stop the production and sales activities of any kind for the veterinary agent related to such technology, and hand over the customers to Party A free of charge.

      7-2-3. In the event that after the Contract is signed, Party A fails to develop this product or sell the veterinary medicine commodity within two years, Party B shall have the right to develop such product and the development achievements shall remain with Party B.

      7-2-4. After Party A acquires  the  certificate  for new  medicine for the
            AF-01  Anti-viral   Aerosol,   the  extension  and  changes  to  the
            production approval shall have nothing to do with Party B.

      7-2-5. In the event that Party A has the desire to transfer the production approval or give consent to a third party to produce the medicine, the written consent of Party B shall be acquired, and the exclusive supply contract shall be accordingly modified.

      7-2-6. After the AF-01 Antiviral Aerosol Agent is issued with the production approval and is put into production; Party B continues to assist Party A in completing the application for registration as an anti bird-flu new veterinary medicine.


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VIII. Provision and sharing of follow-up improvements:

      8-1. Party B shall allow Party A to carry out follow-up development of the veterinary AF-01 Anti-viral Aerosol and shall not otherwise reserve other rights thereon. The follow-up development as used herein shall mean the improvement of the manufacturing processes, increase of indications and extension of application scope.

      8-2. In the event Party A needs the assistance from Party B during the aforesaid follow-up development, Party B shall give necessary assistance. The cooperation contents and conditions shall be agreed upon by the parties otherwise.

      8-3. Party B shall allow Party A to apply for patent protection for the technology transferred to Party A and the achievements of follow-up development as provided herein or take other effective protective legal means.

      8-4. Nothing herein may be construed as that the contents transferred by Party B to Party A include the bacterium seeds for production of AF-01 Anti-viral Aerosol, the technologies related to the raw material medicine production and the right to apply AF-01 Anti-viral Aerosol as a new human medicine as well as the right to produce the medicine. Both parties agree that under the same conditions, Party A shall have the right of priority in cooperation with Party B on new medicines for human being.

      8-5. The follow-up improvement as used herein shall mean during the term of this Contract, the innovation and improvement made by either party or both parties on the technological achievements as the subject matter hereof. It is agreed that:

      In the event that any follow-up improvement on the technological achievements as the subject matter hereof is made jointly by both parties, the nominal rights on the follow-up improvement achievements shall remain with both parties while the right to use the achievements shall remain only with Party A.

IX. Liquidated damages or indemnity calculation:

      In event of breach of contract, the defaulting party shall bear the responsibilities and liabilities for breach of contract in accordance with the Contract Law of the People's Republic of China.

X. Dispute settlement:

      For any and all disputes arising out of or in connection with the Contract, the parties can reach amicable settlement through consultation or seek for reconciliation. In the event that the dispute cannot be resolved through amicable settlement or reconciliation, the dispute can be submitted for arbitration by arbitration commission or brought to the local people's court of the place where the plaintiff is located.

XI. Definitions

      11-1. AF-01 Anti-viral Aerosol (temporary name): is a bio-active glycopeptides with broad-spectrum antiviral function independently developed by Party B who owns the intellectual property rights on this product. It is proved through practical use that it has obvious effect on prevention of bird flu for poultry, Newcastle Disease and foot and mouth disease for livestock, and there is no toxicity. So it has met the conditions required for applying for new variety of veterinary medicine. AF-01 Anti-viral Aerosol is the temporary name for this product, so any other name can be chosen for application of the new veterinary medicine certificate for this product. The name approved by the state shall be prevailing. Any change in name shall not have impact on the validity and content of the Contract.


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      11-2.   Production   Approval:   is  a  production  license  of  livestock
disinfector issued by the department designated by the state, applying in preventing bird-flu.

XII. Promises warrants and miscellaneous:

      12-1. Party A's undertakings and warrants:

      12-1-1. Party A  undertakes  and  warrants to honor the  principle of good
            faith  and  strictly  fulfill  all  of  its   responsibilities   and
            obligations hereunder;

      12-1-2. Party A undertakes and warrants to pay the technology transfer fee to Party B in a timely manner in accordance with the provisions hereof;

      12-1-3. Party A undertakes and warrants to take the responsibility of applying for production approval, and to bear all the costs for the aforesaid work.

      12-2. Party B's undertakings and warrants:

      12-2-1. Party B  undertakes  and  warrants to honor the  principle of good
            faith  and  strictly  fulfill  all  of  its   responsibilities   and
            obligations  hereunder;   and  assist  Party  B  in  completing  the
            application  work  for  new  medicine   certificate  and  production
            approval;

      12-2-2. Warrant on the  completeness  of the technology to be transferred.
            Party B's implementation of such technology will never be restricted by the patented technologies of Party A or any third party, nor will additional cost be paid; before and after the Contract is executed Party B may not provide any third party other than Party A with technologies identical or similar to the subject technology or management experience, which may enable such third party to compete with Party A or otherwise to impair the interests of Party A. Party B shall have the obligation to advice, request, manage or urge relating technicians to fulfill such confidentiality obligation.

      12-2-3. Party B undertakes and warrants that there is no dispute over the rights and interests on the technology to be transferred by Party B hereunder, and that Party B has the full power and authority to conclude this Contract;


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      12-2-4. Party B  undertakes  and  warrants  to bill Party A in full amount within ten working days after receiving the payment for the transfer fee from Party A.

      12-3. The Contract shall be made in quadruplicate, of which two original copies for each party. The original copies shall be equally authentic. The Contract shall become effective after the first installment of the transfer fee is paid by Party A.

      12-4. Matters not covered herein shall be settled through consultation between the parties.

Party A(pound)(0)Kiwa Bio-Tech Products Group Corporation

By: /s/ Wei Li
-----------------------------
Chairman of the Board and CEO

Date: May 8, 2006

Party B: Jinan Kelongboao Bio-Tech Co., Ltd.

By: /s/ Jiandong Jiang
-----------------------------
Chairman of the Board

Date: May 8, 2006


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